 Enterprise Financial Services Corp  Strategic Combination with Trinity Capital CorporationNovember 1st, 2018

 Forward-Looking Statements  2  Some of the information in this presentation contains certain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding Enterprise Financial Services Corp ("EFSC“ or the “Company”), including its wholly owned subsidiary Enterprise Bank & Trust, Trinity Capital Corporation (“Trinity"), including its wholly owned subsidiary Los Alamos National Bank and the proposed merger. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward-looking statements or historical performance due to a number of factors, including, but not limited to: the expected cost savings, synergies and other financial benefit from the merger might not be realized within the expected time frames or at all; governmental approval of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; conditions to the closing of the merger may not be satisfied; the shareholders of Trinity may fail to approve the merger. Annualized pro forma, projected and estimated numbers in this investor presentation are used for illustrative purposes only, and not forecasts and may not reflect actual results.Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations."Additional Information About the Merger and Where to Find ItIn connection with the proposed merger transaction, EFSC will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Trinity, and a Prospectus of EFSC, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and any other relevant documents filed with the SEC, including the Proxy Statement/Prospectus that will be part of the Registration Statement, as well as any amendments or supplements to those documents, when it becomes available, because they will contain important information about the proposed merger. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about EFSC and Trinity, may be obtained at the SEC’s Internet site (www.sec.gov). EFSC and Trinity and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Trinity in connection with the proposed merger. Information about the directors and executive officers of EFSC is set forth in the proxy statement for EFSC’s 2018 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2018 and as amended by supplements to the proxy statement filed with the SEC on March 14, 2018, March 30, 2018, and April 19, 2018. Information concerning Trinity’s participants is set forth in the definitive proxy statement, dated April 20, 2018, for Trinity’s 2018 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

 Executive Summary  3  P  Financially and strategically compelling with conservative assumptions  P  Low-cost, low-beta funding driven by proven relationship-based business model  P  Substantial and defensible deposit market share in Los Alamos and Santa Fe  P  Highly efficient, branch-light deposit franchise  P  Remediation of legacy regulatory issues positions Trinity to focus on growth  P  De-risks overall funding and liquidity profile  P  Further strengthens ability to achieve current loan growth expectations  P  Additional growth opportunities identified, but not modeled

Trinity Overview

Company Overview

- Founded in 1963 by local investors to provide full-service banking to the community that developed around the Los Alamos National Laboratory
- Headquartered in Los Alamos, New Mexico
- Operates 6 branches in the Los Alamos (2), Santa Fe (3), and Albuquerque (1) New Mexico MSAs
- Legacy regulatory issues resolved, and well on track to improve financial performance:
  - The Federal Reserve Bank of Kansas City lifted its written agreement in February 2018
  - OCC consent order against subsidiary Los Alamos National Bank lifted in November 2017
  - Reduced noninterest expense from 4.0% of average assets in Q1 2017 to 2.8% in Q2 2018


Los Alamos, NM
Branches: 2
Deposits: $663 million
Santa Fe, NM
Branches: 3
Deposits: $438 million
Branches: 1
Deposits: $27 million
Albuquerque, NM

Select Financial Metrics

Total Assets	$1,284 million	**Total Deposits**	$1,124 million
Gross Loans	$721 million	**% Core Deposits** (1)	98.3%
Loans / Deposits	64.1%	**Cost of IB Deposits**	15 bps

Deposit Market Share by MSA

MSA	Market Rank	Market Share
Los Alamos	**1**	**84%**
Santa Fe	4	14%
Albuquerque	17	< 1%

Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted.
(1) Core deposits defined as total deposits, less time deposits with balances greater than $250,000.

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 Trinity’s Improving Financial Performance  5  Rationalization of Expense Base…   …Driving Substantial Improvement in Profitability (1)  Source: S&P Global Market Intelligence. Financial data based on bank-level Call Report filings.Adjusted Pre-Provision Net Revenue defined as net interest income, plus nonint. income (excl. net gains on sales of loans, OREO, and other assets), less nonint. expense.  Investment in Compliance and Risk Infrastructure  Run Rate  Enforcement Actions Lifted

 Trinity’s Valuable Deposit Franchise  6  Low-Cost, Low-Beta Deposit Franchise  Highly Efficient Deposit Gathering Network  Cost of Interest-Bearing Deposits  Q3 2016 – Q2 2018 Deposit Beta (1)  Deposits per New Mexico Branch  Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted.Deposit beta represents change in cost of interest-bearing deposits (as measured at bank-level) over change in the average daily Fed Funds rate on a quarterly basis.  ($ in millions)

Trinity's Core New Mexico Markets (1)

Los Alamos

- Located ~100 miles northeast of Albuquerque and ~30 miles northwest of Santa Fe
- Los Alamos National Laboratory is the region's largest employer
  - Highly educated workforce required to operate the laboratory, which contributes to distinctly educated and wealthy retail banking client base
  - Replacement value is estimated to be approximately $14.2 billion
- 2.7% county unemployment rate as of May 2018

Santa Fe

- Located ~60 miles northeast of Albuquerque (access via I-25) and ~30 miles southeast of Los Alamos
- Santa Fe is the capital of New Mexico, and the government is a primary local employer
- Santa Fe County has a population of ~150,000
- 3.4% county unemployment rate as of May 2018

Attractive Relative Market Demographics

Median Household Income



($ in thousands)
$112
$63
$65
$63
Los Alamos
Santa Fe
EFSC Aggregate
U.S. Aggregate

Population Growth



2010-2019
2019-2024 Projected
7%
4%
4%
2%
3%
2%
7%
4%
Los Alamos
Santa Fe
EFSC Aggregate
U.S. Aggregate

Source: Los Alamos National Laboratory, Moody's, S&P Global Market Intelligence. Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted.
(1) Excludes Albuquerque, New Mexico where Trinity maintains 1 branch with $27 million of deposits.

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Transaction Highlights

Compelling Strategic Rationale

- Combination with largest community bank headquartered in New Mexico provides for efficient expansion of deposit gathering capabilities into attractive underlying markets
- Meaningfully strengthens balance sheet and funding profile with the addition of over $1.1 billion in stable low-cost, low-beta deposits
  - Almost $400 million of excess liquidity available to meet existing loan growth demand
  - 15 bps cost of interest-bearing deposits and -3% deposit beta through current cycle (1)
- Deliberate, targeted footprint in three attractive New Mexico markets (Los Alamos, Santa Fe, Albuquerque) with substantial deposit market share and brand relevance
  - Well-established deposit franchise ($188 million of average deposits per branch) driven by deeply rooted, relationship-driven presence in local markets
- Complementary models and cultures across commercial banking and trust and wealth management businesses

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Attractive Financial and Transaction Metrics (2)

- EPS Accretion:
  - 2019E Operating: ~3% (3); 2020E GAAP: ~8%
- TBVPS Earnback Period: ~3 years
- Internal Rate of Return: >20%
- Core Deposit Premium Paid: 9.7% (4)

Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted.
(1) Deposit beta represents change in cost of int.-bearing deposits (as measured at bank-level) over change in the average daily Fed Funds rate on a quarterly basis for 3Q16-2Q18.
(2) Transaction metrics include impact of currently estimated loan rate mark of ~0.5%.
(3) Operating EPS excludes ~$11.7 million after-tax merger charge.
(4) Transaction value based on EFSC's closing share price of $43.45 on October 31st, 2018; Core deposits defined as total deposits, less time deposits with balances greater than $250,000; Tangible book value includes value of stock owned by Trinity's Employee Stock Ownership Plan ("ESOP").

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Transaction Summary

Buyer	▪ Enterprise Financial Services Corp
Seller / Target	▪ Trinity Capital Corporation / Los Alamos National Bank
Consideration	▪ 0.1972 shares of EFSC common stock and $1.84 cash for each share of Trinity common stock ▪ Implies 82% stock / 18% cash consideration mix (1)
Transaction Value (1)	▪ $213 million (2), or $10.41 per share of Trinity common stock
Transaction Pricing (1)	▪ Price / Tangible Book Value: 2.02x (3) ▪ Price / 2019E EPS: 17.2x; 9.6x including fully-phased after-tax cost savings ▪ Core Deposit Premium: 9.7% (3) (4)
Pro Forma Ownership	▪ 85% EFSC stockholders / 15% Trinity stockholders
Board Representation	▪ Trinity Directors Tony Scavuzzo and James Deutsch to join the Board of Directors of EFSC ▪ Trinity Chairman James Goodwin to join the Board of Directors of Enterprise Bank & Trust
Required Approval	▪ Trinity's stockholder approval and Customary regulatory approvals
Expected Closing	▪ March – April 2019

Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted.
(1) Transaction value based on EFSC's closing share price of $43.45 on October 31st, 2018.
(2) Aggregate transaction value includes value of 7,500 restricted stock units to be retired entirely in cash at the closing purchase price per share.
(3) Tangible book value includes value of stock owned by Trinity's ESOP.
(4) Core deposits defined as total deposits, less time deposits with balances greater than $250,000.

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Key Transaction Assumptions (1)

Cost Savings	▪ $13 million or 36% of Trinity's 2019E noninterest expense ▪ 50% realized in 2019, 100% thereafter
Fair Value Adjustments	▪ Loan Credit Mark: ~$12 million, or 1.7%, net of loan loss reversal ▪ Loan Rate Mark: ~$4 million, or 0.5%, accreted into earnings based on estimated portfolio life ▪ Securities Mark: ~$17 million, inclusive of unrealized losses, to achieve 3.5% effective yield ▪ Fixed Assets Write-up: ~$9 million, depreciated straight-line over 15 years ▪ TruPS Mark: ~$4 million ▪ Other: ~($6) million of other net purchase accounting adjustments, excluding CDI
Core Deposit Intangible	▪ ~$24 million, or 2.2% of core deposits (2), amortized using 10-year sum-of-the-years-digits
Balance Sheet Repositioning	▪ Balance sheet repositioned to meet ***existing*** loan demand and return to normalized composition via transition of securities to loans over projection horizon
Merger Costs	▪ ~$5.5 million one-time transaction costs fully recognized through tangible book value at close ▪ ~$15.5 million of remaining one-time costs fully recognized in 2019
Tax Rate	▪ 24.7% incremental tax rate

Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted.
(1) Figures presented on a pre-tax basis, unless otherwise noted.
(2) Core deposits defined as total deposits, less time deposits with balances greater than $250,000.

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Efficient Capital Deployment and Low-Risk Execution

Efficient Capital Deployment	▪ Base transaction (~82% stock) represents strategic deployment of ~$40 million of excess capital, while maintaining a modest TBVPS earnback period (~3 years) and strong pro forma capital ratios – 100% stock transaction would have reduced TBVPS earnback period to ~2 years or less ▪ Substantial combined earnings and capital generation capabilities maximizes future optionality
Sticky, Granular Deposit Base De-Risks Funding Profile	▪ Over 58,000 retail accounts with balances of $250,000 or less (~75% of total deposits) (1) ▪ Long-standing, in-market relationships strengthened via high branch-level customer activity – 84% and 14% deposit market share in Los Alamos and Santa Fe markets, respectively ▪ Reduces loans / deposits from 100% to 93% and cost of total deposits from 72 bps to 60 bps (1)
Talented In-Market Team	▪ Retaining strong leadership team with deep experience in New Mexico markets ▪ Customer-facing associates will be trained in the additional products and services the combined platform can offer its consumer and business customers
Extensive Due Diligence	▪ Extensive due diligence coordinated and led by key executives, with full engagement of external counsel and financial advisor ▪ Comprehensive compliance and risk assessment, with integration planning well in process ▪ Credit review scope encompassed 420 loans representing ~65% of total loan commitments

Source: S&P Global Market Intelligence.
(1) Financial data based on bank-level Call Report filings as or for the quarter ending June 30th, 2018.

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Appendix

 Pro Forma Loan and Deposit Composition  13  Loans (1)  Deposits (1)    Gross Loans: $4.3 billionLoan Yield: 5.00%  Gross Loans: $0.7 billionLoan Yield: 4.91%  Gross Loans: $5.0 billionLoan Yield: 4.99%  Total Deposits: $4.3 billionCost of Deposits: 0.72%  Total Deposits: $1.1 billionCost of Deposits: 0.15%  Total Deposits: $5.4 billionCost of Deposits: 0.60%  Source: S&P Global Market Intelligence. Financial data based on bank-level Call Report filings as or for the quarter ending June 30th, 2018.Pro forma combined figures as of for the quarter ending June 30th, 2018, and exclude purchase accounting and other merger-related adjustments.  EFSC  Trinity  Pro Forma Combined (2)

 Pro Forma Capital Ratios  14    EFSC(June 30th, 2018)  Trinity(June 30th, 2018)  Pro FormaAt Close (1)  Tangible Common Equity to Tangible Assets  8.3%  8.2%  ~8.3%  Common Equity Tier 1 Ratio  9.3%  13.0%  ~9.7%  Tier 1 Capital Ratio  10.7%  15.9%  ~11.2%  Total Risk-Based Capital Ratio  12.6%  17.2%  ~12.8%  Tier 1 Leverage Ratio  10.0%  10.8%  ~10.0%  Source: S&P Global Market Intelligence. Financial data based on consolidated holding company Y9-C filings as of June 30th, 2018, unless otherwise noted.Pro forma combined capital ratios as of March 31st, 2019, and include estimated purchase accounting and other merger-related adjustments.

 Trinity Summary Historical Financial Statements  15  Source: S&P Global Market Intelligence. Financial data based on consolidated holding company Y9-C filings.Common equity includes value of stock owned by Trinity’s ESOP ($5.3 million as of June 30th, 2018).  Balance Sheet  Income Statement    ($ in thousands)  ($ in thousands)